PUTNAM NEW OPPORTUNITIES FUND
                 Prospectus Supplement dated June 20, 1997
         to the Class A, B and M Prospectus dated October 30, 1996

After June 23, 1997, shares of Putnam New Opportunities Fund may only be purchased through certain retirement plans, systematic investment or exchange plans, Dividends Plus, the reinstatement privilege or the reinvestment of distributions. Contact your financial advisor or Putnam Investor Services (1-800-225-1581) for more details.



                                                  34911 6/97



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